UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2006


                              GLOBAL WATAIRE, INC.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


                 000-31343                        36-4567500
         (Commission File Number)     (IRS Employer Identification No.)

           534 DELAWARE, SUITE 412
               BUFFALO, NEW YORK                      14202
         (Principal executive offices)             (Zip Code)


                                 (716) 332-7150
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM  1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On July 27, 2006, an Asset Purchase Agreement and Plan of Reorganization was executed by Global Wataire, Inc. (the "Registrant") and its wholly-owned subsidiary, Atlantic Seaboard, Inc., a Nevada corporation ("Atlantic"), DigiTar, Inc., a Wyoming corporation ("DigiTar"), DigiTar, LLP, an Idaho limited liability partnership ("DigiTar LLP"), and Jason J. W. Williams, Kathleen Sipiora-Williams, Dale W. Williams (being all the shareholders of DigiTar, collectively, the "Shareholders"), and Thomas Rampelberg ("Rampelberg"). The shareholders and Rampelberg are hereinafter collectively referred to as the "Principals."

Sale and Purchase of Assets. DigiTar sold to Atlantic substantially all of the assets of DigiTar, including but not limited to the assets owned or used by DigiTar in its Business (the "Business"), except for the intellectual property (the "IP" as hereinafter defined). All such assets are sometimes collectively referred to as the "Purchased Assets." Notwithstanding anything herein to the contrary, the Purchased Assets specifically exclude those assets of DigiTar LLP set forth in Schedule 1 to the Agreement (collectively, the "IP"), which are the subject of a separate exclusive license agreement between DigiTar LLP and Atlantic (the "License Agreement"). Without limiting the generality of the foregoing description of the Purchased Assets, the Purchased Assets included without limitation the following:
(a) Inventory. All inventory, whether raw material, work-in-process or finished goods, of DigiTar, if any, used in connection with the Business (collectively, the "Inventory").
(b) Equipment. All the furniture, office equipment, computer equipment, machinery, equipment, vehicles, and other items of personal property owned by DigiTar including, without limitation, the items set forth on Schedule 1 attached to the Agreement (collectively, the "Fixed Assets").
(c) Intangibles. All of the right, title and interest DigiTar may possess in and to the following, whether owned or licensed by DigiTar: the corporate name used by DigiTar; the customer lists used by DigiTar in connection with the Business; the goodwill of DigiTar (collectively, the "Intangible Assets").
(d) Records. Copies of all books, documents and records of, or relating to any material necessary to the operation of the Business (including all financial and business records, customer lists and files, supplier records, insurance polices and any claims or credits under the Agreement).
(e) Employee Records. Copies of all personnel records and payroll records for the current and last two calendar years for all employees of DigiTar.
(f) Contract Rights. All rights, privileges and interests of DigiTar arising from any contract, agreement, purchase orders, deposits and other contractual rights to the extent set forth on Schedule 1 to the Agreement (the "Assigned Contracts").
(g) Computer Software. All commercially available computer applications and operating systems programs which are used in the operation of the Business (including third party packaged software products), with the exception of the IP.
(h) Licenses and Permits. All right, title and interest in any assignable licenses and permits relating to the Business.
(i) Supplies. All materials and supplies (other than Inventory) and sundry items owned by DigiTar relating to the operation of the Business and the Purchased Assets;
(j) Prepaid Expenses. All rights and privileges arising from DigiTar's prepaid expenses, prepayments and deposits.


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(k)     Accounts Receivable.  All accounts receivable, notes receivable (and any security therefore) and all other receivables of any other kind (collectively, the "Accounts Receivable").

2. Closing. The closing of the transactions contemplated by the Agreement (the "Closing") occurred on the date of the Agreement.

3. Purchase Price. The consideration (the "Purchase Price"), to be paid to DigiTar for the Purchased Assets and the non-compete agreements described herein below was payable as follows:

(a) Forty Nine (49%) percent of the issued and outstanding common stock of Atlantic (the "Common Stock") and 10,000,000 shares of Atlantic's Voting Convertible Preferred Stock (the "Preferred Stock") shall be issued to DigiTar at the Closing subject to the provisions of paragraph 6 (Restricted Shares) of the Agreement. The shares of the Common Stock issued to DigiTar under the Agreement constituted 49 percent of the issued and outstanding shares of the Common Stock as of the date of the Agreement. Each share of Preferred Stock shall be entitled to two votes in any matter that requires the shareholder vote of the Atlantic common shareholders. In addition, the Preferred Stock shall be entitled to be converted into 21% of the common stock ownership of Atlantic at any time up to the time Atlantic makes a successful filing with the U.S. Securities and Exchange Commission of an SB-2 form or equivalent for the registration of its shares. At the time of the closing, Atlantic will change its corporate name to DigiTar Inc.
(b) The Assumed Liabilities will be assumed and paid by Atlantic as provided in 4.0 in the Agreement.
(c) Twenty million shares of the Class "A" common stock of the Registrant (the "Global Shares") which shall be held in escrow, for the benefit of DigiTar for a period of one year from the date of this Agreement at which time the Global shares would pass free of escrow to DigiTar. However, if, before the end of that one year period, Atlantic completes an effective filing with the U.S. Securities and Exchange Commission to do an IPO, the shares of Global held in escrow will automatically revert back to Global under the terms of an Escrow Agreement described in Exhibit 2 attached to the Agreement.

4.     Assumed Liabilities.
(a) Commencing from and after the Closing, Atlantic shall assume and agree to pay, perform and discharge, promptly when due all duties, liabilities and obligations under the Assigned Contracts, as set forth in Schedule 4 attached to the Agreement arising after the Closing (the "Assumed Liabilities").

5. Registration Rights Agreement. Atlantic shall register the resale of the shares of the Common Stock and shares of the Common Stock issuable upon the conversion of Preferred Stock pursuant to the terms and conditions of a Registration Rights Agreement attached to the Agreement as Exhibit 3.

6. Restricted Shares. All shares of the Atlantic Common Stock, the Preferred Stock to be delivered under the Agreement shall be restricted in their resale as provided in the Securities Act of 1933, as amended.

7. Employment Agreements and Non-Compete Agreements by the Principals. At the Closing, the Principals will each execute an Employment Agreement and a Non-Compete Agreement.


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
A copy of the Asset Purchase Agreement and Plan of Reorganization and all exhibits thereto is attached to this Current Report as an exhibit.

ITEM  2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     See Item 1.01, above.

ITEM 2.03. CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See Item 1.01, above.

ITEM  3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     See Item 1.01, above.

ITEM 8.01.  OTHER EVENTS.

     The registrant has adopted a new SIC code, 6719, to replace its existing SIC code.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

     It is not practicable to file the required historical financial statements at this time. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (b)  Pro forma financial information.

     It is not practicable to file the required pro forma financial information at this time. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (c)  Exhibits.

     The following exhibits are filed herewith:


EXHIBIT NO.                        IDENTIFICATION OF EXHIBIT
-----------                        -------------------------

     10.1 Asset Purchase Agreement and Plan of Reorganization executed July 27, 2006 by and among Global Wataire, Inc., Atlantic Seaboard, Inc. and various other DigiTar parties.



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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 31, 2006                    GLOBAL WATAIRE, INC.


                                        By  /s/  Sydney Harland
                                          --------------------------------------
                                          Sydney Harland, President and Chief
                                          Executive Officer


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